EXHIBIT 99.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 12b-25

                           NOTIFICATION OF LATE FILING



      (Check One): [ ] Form 10-K [ ] Form 20-F [ ] Form 11-K [X ] Form 10-Q
                                 [ ] Form N-SAR

                         For Period Ended March 31, 2004

[  ] Transition Report on Form 10-K
[  ] Transition Report on Form 20-F
[  ] Transition Report on Form 11-K
[  ] Transition Report on Form 10-Q
[  ] Transition Report on Form N-SAR
For the Transition Period Ended: --------


            Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

 If the notification relates to a portion of the filing checked above, identify the Item(s) to which the notification relates:


                         PART I--REGISTRANT INFORMATION

Full Name of Registrant:                Financial Industries Corporation

 Address of Principal Executive Office: 6500 River Place Blvd., Building I
                                        Austin, Texas 78730

                        PART II--RULES 12b-25(b) AND (c)

If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-25(b), the following should be completed. (Check box if appropriate)

[X] (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

[ ] (b) The subject annual report, semi-annual report, transition report on Form 10-K, Form 20-F, 11- K or Form N-SAR, or portion thereof, will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report of transition report on Form 10- Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

     (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.


                               PART III--NARRATIVE

State below in reasonable detail the reasons why Forms 10-K, 20-F,11-K,10-Q, N-SAR, or the transition report or portion thereof, could not be filed within the prescribed time period. (Attach extra sheets if necessary).

     The Registrant is unable to timely file its report on Form 10-Q for the quarter ended March 31, 2004. The Registrant has previously reported that it was unable to complete the filing of its Form 10-K for the year ended December 31, 2003, on a timely basis. The Registrant filed a Form 12b-25 on March 16, 2004, with respect to the late filing of its Form 10-K for the year ended December 31, 2003. Subsequently, the Registrant filed several Current Reports on Form 8-K pertaining to the status of its work on the Form 10-K. The Registrant has been working diligently to prepare its consolidated financial statements for the year ended December 31, 2003. That work has adversely affected the ability of the Registrant to complete its consolidated financial statements for the quarter ended March 31, 2004, and to file its Form 10-Q for the quarter ended March 31, 2004, within the prescribed period without unreasonable effort and expense.

                           PART IV--OTHER INFORMATION

     (1) Name and telephone number of person to contact in regard to this notification

            Vincent L. Kasch, Chief Financial Officer. 512-404-5510.

     (2) Have all other periodic reports required under Section 13 or 15(d) of the Securities Exchange Act of 1934 or Section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been filed? If answer is no, identify report(s). [ ] Yes [X] No

          As described in Part III, above, the Registrant has not yet filed its Report on Form 10-K for the year ended December 31, 2003.

     (3) Is it anticipated that any significant change in results of operations from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or portion thereof? [X] Yes [ ] No

          If  so,  attach  an  explanation  of  the  anticipated   change,  both
          narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made.


           Explanation of Anticipated Change in Results of Operations

     As described in Part III, above, the Registrant has not yet filed its Form 10-K for the year ended December 31, 2003. Due to the work involved in the completion of the Form 10-K, as well as the resolution of the matters previously disclosed by the Registrant pertaining to completion of its Form 10-K, the Registrant is not in a position to provide either a reasonable estimate of the results for the quarter ended March 31, 2004, or a comparison of the results for the quarter ended March 31, 2004, with the results for the quarter ended March 31, 2003.

As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Financial Industries Corporation cautions that the statements in this Form 12b-25, including but not limited to, statements found in Part III- "Narrative" and this Part IV- "Other Information" relating to matters that are not historical factual information are forward-looking statements that represent management's belief and assumptions based on currently available information. The information contained in this report relating to trends in the Company's operations and financial results and the contingencies and uncertainties to which the Company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are made based upon management's current expectations and beliefs concerning the financial results, economic conditions and are subject to known and unknown risks, uncertainties and other factors contemplated by the forward-looking statements. Such factors include, among other things: (1) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value of the Company's investments and the lapse rate and profitability of policies; (2) the Company's ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives; (3) customer response to new products, distribution channels and marketing initiatives; (4) mortality, morbidity and other factors which may affect the profitability of the Company's insurance products; (5)our ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (6) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of the Company's products; (7) increasing competition in the sale of insurance and annuities; (8) regulatory changes or actions, including those relating to regulation of insurance products and insurance companies; (9) ratings assigned to the Company's insurance subsidiaries by independent rating organizations such as A.M. Best, which the Company believes are particularly important to the sale of accumulation products; (10) the performance of our investment portfolios; (11) the effect of changes in standards of accounting;

(12) the effects and results of litigation; and (13) other factors discussed in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Investors should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.


                                Financial Industries Corporation
                                (Name of Registrant as Specified in Charter)

has caused this notification to be signed on its behalf by the undersigned hereunto duly authorized.



Date: May 18, 2004                      By:     /s/ Vincent L. Kasch
                                           Chief Financial Officer